                                                                   Exhibit 10.15

Deutsche Bank


To:        All Lenders party to the MBIA Credit Agreements dated August 28, 1998

From:      Deutsche Bank
           MBIA0

Date:      August 29, 2000

Re:        Extension of MBIA's $650 Million Corporate Credit Facilities

We are pleased to report that the Credit Facilities totaling $650 million for MBIA have been extended successfully. On behalf of MBIA, Deutsche Bank as the Administrative Agent thanks you for your enthusiastic support for the transaction.



The following provides a listing of all banks' commitments to the respective facilities:

Lender                    Multi-year        364-day         Title
                          Commitment        Commitment
                          (US$ millions)    (US$ millions)

Deutsche Bank AG, New     $76.5             $38.5           Administrative Agent
York Branch

Banc One, NA              $56.7             $28.3           Syndication Agent

Fleet National Bank       $56.7             $28.3           Documentation Agent

Banca Monte Dei Paschi D  $50.0             $25.0           Lender
Siena Spa

Bank of Montreal          $33.3             $16.7           Lender

Chase Manhattan Bank      $33.3             $16.7           Lender

Fortis (USA) Finance LLC  $33.0             $17.0           Lender

Bank of America National  $26.7             $13.3           Lender
Trust & Savings Associat

Banco Santander S.A., Ne  $16.7             $8.3            Lender
York Branch

Commerzbank AG, New York  $16.7             $8.3            Lender
Branch

National Australia Bank   $16.7             $8.3            Lender
Limited, New York Branch

Norddeutsche Landesbank   $16.7             $8.3            Lender
Girozentrale, New York
and/or
Cayman Islands Branches

Total                     $433.0            $217.0

The 364-Day Facility will be extended as of August 25, 2000 with a final maturity of August 24, 2001 and the Four-Year Facility will be extended as of August 28, 2000 with a final maturity of August 28, 2004. Extension fees will be paid on August 30, 2000.

Should you have any questions, please don't hesitate to call John McGill, Deutsche Bank at (212) 469-8666.

Monte Dei Paschi Di Siena

August 11, 2000



Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10501

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Ladies and Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch as Administrative Agent; The First National Bank of Chicago as Syndication Agent, and Fleet National Bank as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $50,000,000 such that the extended Final Maturity Date shall be August 28, 2004.

Banca Monte dei Paschi di Siena S.p.A

By: /s/ Gurilio Nomilcchi
Senior Vice President & General Manager

By: /s/ Brian T. Landy
Vice President

                                                                   Deutsche Bank
                                                       Deutsche Bank AG New York
                                                             31 West 52nd Street
August 29, 2000                                                New York NY 10019

Tel 212-469-8000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Director
Deutsche Bank AG, New York Branch
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Ladies and Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch as Administrative Agent; The First National Bank of Chicago as Syndication Agent, and Fleet National Bank as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $76,500,000 such that the extended Final Maturity Date shall be August 28, 2004.


Deutsche Bank AG, New York and/or Cayman Islands Branches

By: /s/ John S. McGill                                   By: /s/ Alan Frouk
Title: Director                                          Title: Vice President

  Timothy J. Stambaugh            Bank One, NA                  tel 212.373.1124
  Senior Vice President           Insurance Division            fax 212.373.1499
                                  153 West 51st Street
                                  New York, NY 10019



Bank One

August 9, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch, as Administrative Agent; Bank One, NA (formerly known as The First National Bank of Chicago), as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $56,950,000 such that the extended Final Maturity Date shall be August 28, 2004.

Bank One, NA (formerly known as The First National Bank of Chicago)

By:/s/ Timothy J. Stambaugh
Title: Senior Vice President

                                           Bank of Montreal
                                           Corporate Banking
                                           15 South LaSalle Street, 12th Floor
                                           Chicago, Illinois 60603
                                           (312) 750-4300




August 9, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 9l4-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-9366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $33,333,000 such that the extended Final Maturity Date shall be August 28, 2004.

Bank at Montreal

/s/ Karen Modi
Karen Modi
Director

                                                             Jan-Gee W. McCollam
                                                               Managing Director
                                                          Financial Institutions


                                                         Mail Stop: CT EH 40225C
                                                                 777 Main Street
                                                             Hartford, CT  06115
FLEET                                                           860 986-4535 tel
Corporate and                                                   860 986-7264 fax
Investment Banking                                  jan-gee_w_mccollam@fleet.com

August 21, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8377)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $56,700,000 such that the extended Final Maturity Date shall be August 28, 2004.


Fleet National Bank

By: /s/ Jan-Gee W. McCollam
Jan-Gee W. McCollam
Title: Managing Director

                                        CHASE
The Chase Manhattan Bank
270 Park Avenue, 20th Floor
New York, NY 10017


August 14,2000


Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28th, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch, as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $33,300,000 such that the extended Final Maturity Date shall be August 28, 2004.

The Chase Manhattan Bank

By: /s/ MaryBeth Mueller
Vice President

                                              FORTIS
                                              Solid partners. flexible solutions

August 10, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $33,000,000 such that the extended Final Maturity Date shall be August 28, 2004.


Sincerely,

Fortis (USA) Finance LLC

By: /s/ E. Matthews                           By: /s/ Robert Fakhoury
Title: VP                                     Title: Treasurer

                                Bank of America


August 11, 2000


Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
Tel: 914-765-3327
Fax: 914-755-3410

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
Now York, NY 10019
Tel: 212-469-9665
Fax: 212-469-8366

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $26,700,000 such that the extended Final Maturity Date shall be August 28, 2004.

Bank of America, N.A.

/s/ Joan D'Amico
Joan D'Amico
Managing Director

Banco
Santander Central Hispano

August 15, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $16,686,667 such that the extended Final Maturity Date shall be August 28, 2004.

BANCO SANLANDER CENTRAL HISPANO, S.A., New York Branch.

By: /s/ John Hennessy                      By: /s/ Meeta Anand
Title: Manager Asset Backed Finance        Title: Assistant Vice President

COMMERZBANK                                             2 World Financial Center
AKTIENGESELSCHAFT                                         NEW YORK, NY 10281-050
NEW YORK BRANCH                                         Telephone (212) 266-7200

August 10, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $16,700,000 such that the extended Final Maturity Date shall be August 28, 2004.

                               Very truly yours,
                                 COMMERZBANK AG
                                New York Branch

         /s/ Thomas Ausfahl                          /s/ James F. Ahern
           Thomas Ausfahl                              James F. Ahern
           Vice President                           Senior Vice President

National Australia Bank

National Australia           34th Floor                     Telex 3728852 NATAUS                 Telephone (212) 916-9800
Bank Limited                 200 Park Avenue                SWIM NATAUS33                        Facsimile (212) 983-1969
A.C.N. 004044937             New York, N.Y. 10166                                                (212) 983-1960

August 11, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $400,000,000 (subsequently increased to $433,000,000 ) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $16,700,000 such that the extended Final Maturity Date shall be August 28, 2004.

National Australia Bank Limited

By: /s/ Craig Manning
Title: Vice President

                                     NORD/LB
                             NORDDEUTSCHE LANDESBANK
                                  GIROZENTRALE
                             NEW YORK/CAYMAN ISLANDS

Mr. Joseph Sevely                                            August 10, 2000
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: MBIA/Notice of Extension of final maturity date

Ladies and Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for 200,000,000 (subsequently increased to $433,000,000 ) among MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent ("Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its commitment of $56,950,000 such that the extended Final Maturity Date shall be August 28, 2004.

Sincerely,


                      Norddeutsche Landesbank Girozentrale
                     New York and/or Cayman Islands Branch

      /s/ Stephanie Finnen                            /s/ Josef Haas
          Stephanie Finnen                                Josef Haas
          Vice President                                  Vice President